Description of the due diligence performed.
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMCD”) or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMC Diligence, LLC referred to collectively as “AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by an affiliate of FirstKey Mortgage, LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:
▪	“Compliance Review”:	2,500 mortgage loans
▪	“Data Integrity Review”:	2,500 mortgage loans
▪	“Pre-Acquisition Collection Comment Review”:	292 mortgage loans
▪	“Post-Acquisition Collection Comment Review”:	55 mortgage loans
▪	“Pre-Acquisition Payment History Review”:	2,259 mortgage loans
▪	“Post-Acquisition Payment History Review”:	110 mortgage loans
▪	“Title Review First Mortgages”:	287 mortgage loans
▪	“Title Review Second Mortgages”:	11 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.
The Compliance Review was conducted consistent with the criteria for the NRSRO(s).

Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2014
Fitch Ratings, Inc.	U.S. RMBS Seasoned, Re-Performing and Non-Performing Loan Rating Criteria, March 2017
Moody's Investors Service, Inc.	Moody's Criteria for Evaluating Independent Third-Party Loan Level; Reviews for U.S. Residential Mortgage Backed Securities (RMBS), February 25, 2015
Morningstar Credit Ratings, LLC	Morningstar Due Diligence Mapping for 15E

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

(6) Value of collateral securing the assets: review and methodology.
Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

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Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (2,491 Mortgage Loans)
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

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c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (8 Mortgage Loans)
For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:
a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and

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iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)
Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

b)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)
review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:
a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)
Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage
With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

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The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay
AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:
a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)
with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review
AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

FOR APPLICATION DATES ON OR AFTER OCTOBER 3, 2015 (1 Mortgage Loan)
For mortgage loans with application dates on or after October 3, 2015 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 and FOR APPLICATION DATES ON OR AFTER JANUARY 10. 2014 sections above plus:

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the "SFIG Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of

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limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(XII) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):
a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)
confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;

iv)
confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;

v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;
vi)
confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;

vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
ix)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)
confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;

iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)
with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and

vii)
with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)

c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

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(XIII) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):
▪	Loan Estimates;
▪	Closing Disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.
Data Integrity Review: AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction.

Pre-Acquisition Collection Comment Review: AMC performed a review before acquisition utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Post-Acquisition Collection Comment Review: Following the acquisition of the mortgage loans but before securitization, AMC performed a review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Pre-Acquisition Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a look back period for each mortgage loan within the payment history population ranging from 12 to 51 months.

Post-Acquisition Payment History Review: Following the acquisition of the mortgage loans but before securitization, AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a look back for each mortgage loan within the payment history population ranging from 6 to 36 months.

SAFE ACT Review: For applicable mortgage loans, AMC performed a SAFE ACT review by going to the NMLS site and verifying, if the information is available, if the broker (if applicable) and the originator were licensed at the time of mortgage loan origination. The NMLS site contains limited retroactive license information and may not have such information available for all originators. This review was completed based upon the information that was available and AMC does not represent or warranty as to the completeness or accuracy of information contained on the site.

Title Review: As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post origination homeowners’ association (“HOA”) liens, the Client provided AMC a list of states for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

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Summary of findings and conclusions of review
There were 2,500 mortgage loans in the final compliance population reviewed by AMC. After all documents were presented, 2,097 (83.88%) of the mortgage loans had exceptions; however, only 365 (14.60%) of the mortgage loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above. Of the 2,500 mortgage loans reviewed for compliance, 2,055 were reviewed by AMCD and 445 were reviewed by JCIII.

COMPLIANCE RESULTS SUMMARY (2,500 Mortgage Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which may be raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

AMC Consolidated
Compliance: Event Level	Loan Count	Percentage of Loans
A	403	16.12%
B	1,732	69.28%
C	81	3.24%
D	284	11.36%
Total	2,500	100.00%

AMC Diligence, LLC (2,055 Mortgage Loans)
Compliance: Event Level	Loan Count	Percentage of Loans
A	365	17.76%
B	1,353	65.84%
C	68	3.31%
D	269	13.09%
Total	2,055	100.00%

JCIII & Associates, LLC (445 Mortgage Loans)
Compliance: Event Level	Loan Count	Percentage of Loans
A	38	8.54%
B	379	85.17%
C	13	2.92%
D	15	3.37%
Total	445	100.00%

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EXCEPTION SUMMARY (2,500 Mortgage Loans)
The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

AMC Diligence, LLC (2,055 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD.

Exception Type	RA Exception Level Grade	Exception Category	# Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	214
		Incomplete File	117
		Missing, Incorrect, or Incomplete Note	2
		Total Compliance Grade (D) Exceptions:	333
	C	State Defect	28
		Loan Package Documentation	25
		Missing Required Data	15
		Missing, Incorrect, or Incomplete HUD-1	10
		State Late Charge	5
		FHA MIP	2
		ATR/QM Defect	1
		Total Compliance Grade (C) Exceptions	86
	B	TILA	1189
		Missing Application Date	773
		RESPA	637
		FACTA	459
		Missing, Incorrect, or Incomplete GFE	366
		Missing, Incorrect, or Incomplete Final TIL	296
		Misc. State Level	201
		LTV	185
		Missing, Incorrect, or Incomplete Final or Initial 1003	139
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	115
		State Defect	110
		Missing Non-Required Data	68
		TIL-MDIA	51
		FHA	34
		Missing Required Data	29
		Missing Disclosure	20
		Missing, Incorrect, or Incomplete Initial TIL	15
		Missing, Incorrect, or Incomplete HUD-1	10
		Safe Act	9
		1003	4
		Final TIL Estimated	4
		State HPML	4
		Missing, Incorrect, or Incomplete Note	3
		Compliance	2

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ECOA	2
Missing Document	2
RTC	2
TRID	2
TRID Defect	2
Federal HPML	1
HUD	1
RESPA Defect	1
TIL	1
Total Compliance Grade (B) Exceptions:	4,737
Total Compliance Exceptions:	5,156

JCIII & Associates, LLC (445 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by JCIII.

Exception Type	RA Exception Level Grade	Exception Category	# Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	14
		Total Compliance Grade (D) Exceptions:	14
	C	State Late Charge	13
		Missing, Incorrect, or Incomplete HUD-1	7
		Total Compliance Grade (C) Exceptions	20
	B	Misc. State Level	972
		Missing, Incorrect, or Incomplete Initial TIL	250
		HMDA	248
		Missing Disclosure	104
		FACTA	91
		Missing, Incorrect, or Incomplete GFE	90
		RESPA	83
		TILA Non Material	81
		Missing, Incorrect, or Incomplete Final TIL	17
		Total Compliance Grade (B) Exceptions:	1,936
Total Compliance Exceptions:			1,970

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DATA INTEGRITY REVIEW RESULTS SUMMARY (2,500 Mortgage Loans)
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by the time period of the transaction. The information provided below is based upon the relevant data capture and bid tape elements for a specific transaction, as may be unique for that transaction, within the reviews that occurred to the associated mortgage loans that are included in the securitization population. Data discrepancies have been separated by mortgage loans reviewed by AMCD and mortgage loans reviewed by JCIII. Some mortgage loans may have multiple data discrepancies.

In total, data variances were found on 1,745 (69.80%) of the mortgage loans reviewed. The data for LTV, CLTV and DTI was taken directly from various documents in the mortgage loan files and was not recalculated for this review.

Please note that AMC did not track the number of fields that were checked on each mortgage loan for these data integrity elements as the data review was conducted during the acquisition of such assets and varied by transaction. AMC can confirm that not all fields would have been reviewed for all mortgage loans; however, mortgage loans within a similar transaction would have included a consistent data comparison for that transaction.

AMC Diligence, LLC (2,055 Mortgage Loans)
In total, data variances were found on 1,666 (81.07%) mortgage loans across 74 unique data fields in the AMCD sample.

Field	Loan Count	% of Loans
Maturity Date	868	42.24%
Original Term	618	30.07%
Original CLTV	401	19.51%
Original LTV	331	16.11%
Original Interest Rate	275	13.38%
Note Date	230	11.19%
Amortization Term	214	10.41%
Original P&I	191	9.29%
Refi Purpose	186	9.05%
Property Type	182	8.86%
Amortization Type	158	7.69%
LTV Valuation Value	151	7.35%
Street	97	4.72%
Interest Rate Life Cap	95	4.62%
First Payment Date	92	4.48%
Purpose	90	4.38%
Representative FICO	74	3.60%
Doc Type	62	3.02%
Zip	62	3.02%
Margin	57	2.77%
City	52	2.53%
Interest Rate Life Min	48	2.34%
Borrower Full Name	35	1.70%
Occupancy	30	1.46%
Interest Rate Change Frequency	25	1.22%
Appraised Value	24	1.17%
Interest Rate Initial Cap	23	1.12%
DTI	22	1.07%
Mortgage Type	22	1.07%
Borrower SSN	21	1.02%
Coborrower Full Name	21	1.02%
Borrower Last Name	20	0.97%

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Field	Loan Count	% of Loans
Contract Sales Price	18	0.88%
Mod Original Term	14	0.68%
Mod Date	13	0.63%
Original Loan Amount	13	0.63%
Borrower First Name	12	0.58%
Coborrower SSN	11	0.54%
Prepayment Penalty	11	0.54%
Total Debt Ratio	11	0.54%
Next Interest Rate Change Date	10	0.49%
# of Units	8	0.39%
Coborrower First Name	8	0.39%
Investor: Qualifying Total Debt Ratio	7	0.34%
Mod Amortization Type	7	0.34%
Balloon Flag	6	0.29%
First Interest Rate Change Date	5	0.24%
Has Modification?	5	0.24%
Index Type	4	0.19%
Interest Only	4	0.19%
Next Payment Change Date	4	0.19%
Coborrower Last Name	3	0.15%
Interest Rate Periodic Cap	3	0.15%
Mod Deferred Balance	3	0.15%
Originator Application Date	3	0.15%
Interest Collection Type	2	0.10%
Interest Only Period Expiration Date	2	0.10%
Lien Position	2	0.10%
Mod P&I	2	0.10%
Mortgage Insurance Company	2	0.10%
Payment Change Frequency	2	0.10%
SalePrice	2	0.10%
First Payment Change Date	1	0.05%
Index	1	0.05%
Interest Rate Initial Maximum	1	0.05%
Interest Rate Life Floor	1	0.05%
Interest Rate Life Max	1	0.05%
Mod Neg Am	1	0.05%
Mod Original Interest Rate	1	0.05%
Mod UPB	1	0.05%
PMI Company	1	0.05%
Rounding Factor	1	0.05%
Rounding Method	1	0.05%
State	1	0.05%

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JCIII & Associates, LLC (445 Mortgage Loans)
In total, data variances were found on 79 (17.75%) mortgage loans across 38 unique data fields in the JCIII sample. Please note that not all data fields would have been available for all loans.

Field	Loan Count	% of Loans
Documentation Type	33	7.42%
Original P&I	27	6.07%
LTV per 1)AUS; 2)Manual Approval; 3)1008	22	4.94%
Borrower #1 FICO/Experian	19	4.27%
Original Stated Rate	15	3.37%
Purpose at origination	15	3.37%
Sales Price	15	3.37%
Maximum Rate (Life Ceiling)	13	2.92%
Orig Appraised Value	13	2.92%
Margin	12	2.70%
Original First Payment Date	11	2.47%
Rate Change Frequency	10	2.25%
Property Type	8	1.80%
Index	7	1.57%
Original Principal Balance	7	1.57%
Stated Maturity Date	7	1.57%
Address	6	1.35%
Interest Only Period?	5	1.12%
Calc'd Life Cap	4	0.90%
MI Company	4	0.90%
Minimum Rate (Life Floor)	4	0.90%
Origination Date (Closing Date)	4	0.90%
Periodic Rate Cap %	4	0.90%
Rate Cap at First Adj (Up)	4	0.90%
Debt (Back) Ratio per 1)AUS; 2)Manual Approval; 3)1008	3	0.67%
MI Percentage	3	0.67%
Origination Note Amort Type	3	0.67%
Borrower Name	2	0.45%
MODDATE	2	0.45%
# of Units	1	0.22%
Borrower #1 Income	1	0.22%
First Time Buyer	1	0.22%
Interest Only Term (Months)	1	0.22%
LTV Comb per 1)AUS; 2)Manual Approval; 3)1008	1	0.22%
MI Required	1	0.22%
State	1	0.22%
Subordinate Amount	1	0.22%
Zip	1	0.22%

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PRE-ACQUISITION COLLECTION COMMENT REVIEW SUMMARY (292 Mortgage Loans)

AMC Consolidated
Of the mortgage loans subject to the pre-acquisition service comment review, 90.07% triggered an EV1 or EV2 exception level and 9.93% triggered an EV3 exception level. Some loans may have carried more than one (1) EV3 exception.

Servicing Review Grade	Loan Count	% of Loans
1	215	73.63%
2	48	16.44%
3	29	9.93%
Total	292	100.00%

EV3 Exception	# Exceptions	% of Loans
Currently Delinquent Mortgage	13	4.45%
Loan is in Foreclosure	7	2.40%
Performing Loan But Strong Possibility of Going Delinquent	2	0.68%
Cease and Desist Request Received From Mortgagor or 3rd Party	1	0.34%
Damage to vacant property and is located in recent FEMA Public Assistance ZIP Code	1	0.34%
MI Not Being Paid As Required	1	0.34%
Missing Mod1	1	0.34%
Payment History Not Available	1	0.34%
Mortgagor Deceased - Not clear or no information on executor/heir	1	0.34%
RFD - Borrower Illness	1	0.34%
Total	29

AMC Diligence, LLC Review (247 Mortgage Loans)
Of the mortgage loans subject to the pre-acquisition service comment review, 96.36% triggered an EV1 or EV2 exception level and 3.64% triggered an EV3 exception level. Some loans may have carried more than one (1) EV3 exception.

Servicing Review Grade	Loan Count	% of Loans
1	195	78.95%
2	43	17.41%
3	9	3.64%
Total	247	100.00%

EV3 Exception	# Exceptions	% of Loans
Loan is in Foreclosure	7	2.83%
Mortgagor Deceased - Not clear or no information on executor/heir	1	0.40%
RFD - Borrower Illness	1	0.40%
Total	9

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JCIII & Associates, LLC Review (45 Mortgage Loans)
Of the mortgage loans subject to the pre-acquisition service comment review, 55.55% triggered an EV1 or EV2 exception level and 44.44% triggered an EV3 exception level. Some loans may have carried more than one (1) EV3 exception.

Servicing Review Grade	Loan Count	% of Loans
1	20	44.44%
2	5	11.11%
3	20	44.44%
Total	45	100.00%

EV3 Exception	# Exceptions	% of Loans
Currently Delinquent Mortgage	13	28.89%
Performing Loan But Strong Possibility of Going Delinquent	2	4.44%
Cease and Desist Request Received From Mortgagor or 3rd Party	1	2.22%
Damage to vacant property and is located in recent FEMA Public Assistance ZIP Code	1	2.22%
MI Not Being Paid As Required	1	2.22%
Missing Mod1	1	2.22%
Payment History Not Available	1	2.22%
Total	20

POST-ACQUISITION COLLECTION COMMENT REVIEW SUMMARY (55 Mortgage Loans)

AMC Diligence, LLC Review (55 Mortgage Loans)
Of the mortgage loans subject to the post-acquisition service comment review, 90.91% triggered an EV1 or EV2 exception level and 9.09% triggered an EV3 exception level.

Servicing Review Grade	Loan Count	% of Loans
1	45	81.82%
2	5	9.09%
3	5	9.09%
Total	55	100.00%

EV3 Exception	# Exceptions	% of Loans
Collection comments are missing or incomplete.	4	7.27%
Evidence loan has been modified.	1	1.82%
Total	6

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PRE-ACQUISITION PAYMENT HISTORY REVIEW SUMMARY (2,259 Mortgage Loans)

AMC Consolidated
A Pre-Acquisition Payment History Review was completed on 2,259 mortgage loans of which 2,231 had complete pay history strings (98.76%) and 28 mortgage loans (1.24%) had incomplete pay history strings. Of these mortgage loans, 571 mortgage loans had no delinquencies during the lookback period and no missing pay history data. The remaining 1,688 mortgage loans (74.72%) showed evidence of one or more delinquencies during the lookback period or were missing pay history data.

Delinquency During Lookback	Loan Count	% of Loans
No Delinquency – No months missing	571	25.28%
No Delinquency - Missing months	4	0.18%
Unknown - Missing months	1	0.04%
Delinquency - No months missing	1,660	73.48%
Delinquency – Missing months	23	1.02%
Total	2,259	100.00%

Lookback Period (months)	Loan Count	% of Loans
12	25	1.11%
24	2,001	88.58%
25	1	0.04%
36	228	10.09%
45	1	0.04%
46	1	0.04%
49	1	0.04%
51	1	0.04%
Total	2,259	100.00%

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AMC Diligence, LLC Review (2,187 Mortgage Loans)
AMC conducted a Pre-Acquisition Payment History Review on 2,187 mortgage loans of which 2,169 mortgage loans had complete pay history strings and 18 mortgage loans (0.82%) had incomplete pay history strings. Of these mortgage loans, 566 mortgage loans (25.88%) had no delinquencies during the lookback and no missing pay history data. The remaining 1,621 mortgage loans (74.12%) showed evidence of one or more delinquencies during the lookback period, or were missing pay history data.

Delinquency During Lookback	Loan Count	% of Loans
No Delinquency – No months missing	566	25.88%
No Delinquency - Missing months	2	0.09%
Delinquency - No months missing	1,603	73.30%
Delinquency – Missing months	16	0.73%
Total	2,187	100.00%

Lookback Period (months)	Loan Count	% of Loans
24	1,956	89.44%
25	1	0.05%
36	226	10.33%
45	1	0.05%
46	1	0.05%
49	1	0.05%
51	1	0.05%
Total	2,187	100.00%

JCIII & Associates, LLC Review (72 Mortgage Loans)
JCIII conducted a Pre-Acquisition Payment History Review on 72 mortgage loans of which 62 mortgage loans (86.11%) had complete pay history strings and 10 mortgage loans (13.89%) had incomplete pay history strings. In total, 5 mortgage loans had no delinquencies during the lookback period and no missing pay history data. The remaining 67 mortgage loans (93.06%) showed evidence of one or more delinquencies during the lookback period or were missing pay history data.

Delinquency During Lookback	Loan Count	% of Loans
No Delinquency – No months missing	5	6.94%
No Delinquency - Missing months	2	2.78%
Unknown - Missing months	1	1.39%
Delinquency - No months missing	57	79.17%
Delinquency – Missing months	7	9.72%
Total	72	100.00%

Lookback Period (months)	Loan Count	% of Loans
12	25	34.72%
24	45	62.50%
36	2	2.78%
Total	72	100.00%

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POST ACQUISITION PAYMENT HISTORY REVIEW SUMMARY (110 Mortgage Loans)
AMC completed the Post-Acquisition Payment History Review on 110 mortgage loans of which 101 had complete pay history strings and 9 mortgage loans (8.18%) had incomplete pay history strings. Of these mortgage loans, 29 mortgage loans had no delinquencies during the lookback period; however, of these 29 mortgage loans, 3 mortgage loans were missing at least one month of payment history data. The remaining 81 mortgage loans (73.63%) showed evidence of one or more delinquencies during the lookback period.

Delinquency During Lookback	Loan Count	% of Loans
No Delinquency – No months missing	26	23.64%
No Delinquency - Missing months	3	2.73%
Delinquency - No months missing	75	68.18%
Delinquency – Missing months	6	5.45%
Total	110	100.00%

Lookback Period (months)	Loan Count	% of Loans
6	51	46.36%
7	4	3.64%
12	12	10.91%
14	1	0.91%
18	1	0.91%
24	32	29.09%
36	9	8.18%
Total	110	100.00%

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TAX AND TITLE REVIEW SUMMARY (298 Mortgage Loans – 287 first liens and 11 second liens)

As part of the due diligence services, the Client provided AMC with identifying data on 298 mortgage loans.  There were 15 first lien mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein.  Of these mortgage loans, 6 first lien mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage and could not be mitigated by reviewing schedule B of the related title policy.  The remaining 9 first lien mortgage loans had a senior lien encumbrance recorded before the recordation of the subject mortgage; however, none of these mortgage loans cited the encumbrance on schedule B of the related title policy.  AMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 283 mortgage loans.

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ADDITIONAL SUMMARY (AMC Population – 2,055 Mortgage Loans)
Some % of Loans may not add to 100% due to rounding

Purpose	Loan Count	% of Loans
Purchase	621	30.22%
Refinance Cash-out - Other	537	26.13%
Refinance Cash-out - Debt Consolidation	476	23.16%
Refinance Rate/Term	287	13.97%
UTD	79	3.84%
Refinance Streamlined	15	0.73%
Refinance Cash-out - Home Improvement	12	0.58%
Refinance	9	0.44%
Construction-Permanent	8	0.39%
Refinance UTD	8	0.39%
Refinance Limited Cash-out GSE	3	0.15%
Total	2,055	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	1,308	63.65%
UTD	273	13.28%
PUD	116	5.64%
Condo (Low Rise)	98	4.77%
Manufactured Housing	80	3.89%
2 Family	75	3.65%
Single Family Attached	28	1.36%
PUD Attached	18	0.88%
3 Family	17	0.83%
Townhouse	15	0.73%
4 Family	8	0.39%
Condo (High Rise)	5	0.24%
Mobile Home (Multi-Wide)	5	0.24%
Condo (Mid Rise)	4	0.19%
Co-op	2	0.10%
Mobile Home	2	0.10%
Site Condo	1	0.05%
Total	2,055	100.00%

Lien Position (At Origination)	Loan Count	% of Loans
1	1,987	96.69%
2	47	2.29%
UTD	21	1.02%
Total	2,055	100.00%

Amortization Type	Loan Count	% of Loans
Fixed	1,479	71.97%
ARM	555	27.01%
UTD	21	1.02%
Total	2,055	100.00%

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Term	Loan Count	% of Loans
360	1,703	82.87%
180	106	5.16%
240	93	4.53%
480	51	2.48%
UTD	24	1.17%
181	21	1.02%
300	20	0.97%
120	4	0.19%
60	4	0.19%
36	3	0.15%
144	2	0.10%
348	2	0.10%
357	2	0.10%
156	1	0.05%
168	1	0.05%
182	1	0.05%
204	1	0.05%
216	1	0.05%
252	1	0.05%
288	1	0.05%
303	1	0.05%
315	1	0.05%
324	1	0.05%
330	1	0.05%
343	1	0.05%
346	1	0.05%
354	1	0.05%
355	1	0.05%
356	1	0.05%
408	1	0.05%
412	1	0.05%
48	1	0.05%
84	1	0.05%
Total	2,055	100.00%

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ADDITIONAL SUMMARY (JCIII Population - 445 Mortgage Loans)
Some % of Loans may not add to 100% due to rounding

Purpose	Loan Count	% of Loans
Cashout Refi	282	63.37%
Purchase	102	22.92%
Rate/Term Refi	55	12.36%
Construction To Perm	6	1.35%
Total	445	100.00%

Property Type	Loan Count	% of Loans
Single Family	361	81.12%
Manufactured (Double-Wide)	27	6.07%
2 Family	20	4.49%
PUD Detached	12	2.70%
Low Rise Condo (<5 Floors)	7	1.57%
Single Family Attached	7	1.57%
4 Family	4	0.90%
Manufactured (Single-Wide)	3	0.67%
3 Family	1	0.22%
PUD Attached	1	0.22%
Rowhouse	1	0.22%
Townhouse	1	0.22%
Total	445	100.00%

Lien Position (At Origination)	Loan Count	% of Loans
1	445	100.00%
Total	445	100.00%

Amortization Type	Loan Count	% of Loans
FIXED	347	77.98%
ARM	98	22.02%
Total	445	100.00%

Term	Loan Count	% of Loans
360	375	84.27%
240	29	6.52%
181	14	3.15%
300	12	2.70%
480	7	1.57%
180	5	1.12%
120	1	0.22%
276	1	0.22%
348	1	0.22%
Total	445	100.00%

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